UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	RNET	NASDAQ

Explanatory Note

This Current Report on Form 8-K/A (Amendment No, 1) amends the Current Report on Form 8-K filed on December 6, 2019 (the “Original Form 8-K”) by RigNet, Inc. (the “Company”) in order to correct typographical errors in Exhibit 99.1 furnished with the Original Form 8-K.

Item 7.01 Regulation FD Update

A copy of the updated investor presentation materials (the “Presentation Materials”) in which the aforementioned typographical errors have been corrected is attached hereto as Exhibit 99.1 to this Amendment No. 1 and is incorporated herein by reference.

The information disclosed in this Amendment No, 1, including Exhibit 99.1 hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such filing.

Safe Harbor Statement

Statements contained in the Presentation Materials that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Company has filed with the Securities and Exchange Commission.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  Readers of the Presentation Materials should consider these factors in evaluating, and are cautioned not to place undue reliance on, the forward-looking statements contained therein.  The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

99.1	Presentation of RigNet, Inc. as of December 6, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ Brad Eastman
Brad Eastman
Senior Vice President & General Counsel

Dated: January 22, 2020